UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2024

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HANCOCK WHITNEY CORPORATION
(Exact Name of Registrant as Specified in Charter) ________________
Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi (Address of Principal Executive Offices)		39501 (Zip Code)
Registrant’s telephone number, including area code: (228) 868-4000
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class COMMON STOCK, $3.33 PAR VALUE 6.25% SUBORDINATED NOTES	Trading Symbol HWC HWCPZ	Name of Exchange on Which Registered The NASDAQ Stock Market, LLC The NASDAQ Stock Market, LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 2.02 Results of Operations and Financial Condition.

On October 15, 2024, Hancock Whitney Corporation (the “Company”) announced financial results for its third quarter ended September 30, 2024. A copy of this press release and the accompanying financial statements are attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02. The press release is available on the Company’s website.

The information provided in Item 2.02 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

On October 15, 2024 at 3:30 p.m. (Central Time), the Company intends to hold an investor call and webcast to discuss financial results for the third quarter ended September 30, 2024, including the press release. Additional presentation materials relating to such call are furnished hereto as Exhibit 99.2 and are, along with the press release and financial statements, incorporated herein by reference. All information in the press release and presentation materials speak as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inferences regarding the materiality of such information which otherwise may arise as a result of it furnishing such information under Item 2.02 or Item 7.01 of this Form 8-K.

In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 2.02, “Results of Operations,” and Item 7.01, “Regulation FD,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 15, 2024 for Quarter Ended September 30, 2024.
99.2	Presentation Slides dated October 15, 2024 (furnished with the Commission as part of this Form 8-K).
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

October 15, 2024	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer